Exhibit 10.6
Assessor’s Parcel Number: n/a – royalty interest only
Mail Tax Statements to and Recorded at the request of
HSBC Bank USA, National Association
c/o Joel Benson, Esq., Davis Graham & Stubbs LLP,
1550 Seventeenth Street, Suite 500,
Denver, Colorado 80202
The undersigned affirms that this document contains no Social Security numbers.
SUPPLEMENTAL MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT,
PLEDGE AND FINANCING STATEMENT
FROM
HIGH DESERT MINERAL RESOURCES, INC., as Trustor
TO
STEWART TITLE OF NORTHEASTERN NEVADA, as Trustee
AND
HSBC BANK USA, NATIONAL ASSOCIATION, as Beneficiary
DATED AS OF January 5, 2007
By:/s/ Joel O. Benson
Joel O. Benson, attorney
For HSBC Bank USA, National Association
1550 Seventeenth Street
Suite 500
Denver, Colorado 80202
303-892-7470
WHEN RECORDED, RETURN TO:
Joel O. Benson, Esq.
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202

SUPPLEMENTAL MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT,
PLEDGE AND FINANCING STATEMENT
     THIS SUPPLEMENTAL MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT, PLEDGE AND FINANCING STATEMENT (this “Supplemental Mortgage”) is entered into by and among High Desert Mineral Resources, Inc., a Delaware corporation, whose address is 1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202-1132 (herein called “Trustor”), Stewart Title of Northeastern Nevada, (herein called “Trustee”), and HSBC Bank USA, National Association (herein called “Beneficiary”), a national banking association organized under the laws of the United States, whose address is 452 Fifth Avenue, New York, New York 10018.
Recitals
     A. As a result of, and as contemplated in, that certain Second Amended and Restated Loan Agreement dated as of January 5, 2007, among the Trustor, as a borrower, Royal Gold, Inc., as a borrower, and the Beneficiary, as the lender (the “Loan Agreement”), the Trustor, the Trustee and the Beneficiary entered into that certain Mortgage, Deed of Trust, Security Agreement, Pledge and Financing Statement, dated January 5, 2007, which was recorded with the Office of the County Clerk and Recorder, Eureka County, Nevada, on January 10, 2007, at Document No. 0207455 at Book 450, Pages 1 to 35 (the “Mortgage”). The Mortgage secures Trustor’s prompt and complete payment and performance of the Obligations (as defined in the Loan Agreement).
     B. Since the execution, delivery, and recording of the Mortgage, the Trustor has obtained certain royalty rights and interests in real property located in Eureka County, Nevada, due to the abandonment and relocation of certain unpatented mining claims that are burdened by the Trustor’s carried interest in such properties. In order to include the newly located claims within the properties covered by the Mortgage of-record in Eureka County, the parties have entered into this Supplemental Mortgage, and the parties hereby agree that the royalty rights and interests in real property as more fully set out and described in Exhibits A and B attached hereto and incorporated herein by reference (the “Supplemental Properties”), are subject to the lien and encumbrance of the Mortgage.
     C. The Mortgage covers, includes, and extends to all right, title, and interest in and to royalties and real property acquired by Trustor after the date of the Mortgage, and Trustor is required to supplement, update, and amend the Mortgage to include and incorporate all such after-acquired rights and interests in the Mortgage of-record. Unless otherwise defined in this Supplemental Mortgage, capitalized terms used herein which are defined in the Mortgage shall have the same meanings as the meanings assigned to such terms in the Mortgage.
     D. Trustor desires hereby to supplement and amend the Mortgage to subject the Supplemental Properties to the lien and encumbrance of the Mortgage and to include the Supplemental Properties in the Collateral covered by the Mortgage. Trustor further desires to acknowledge and confirm the Mortgage, as supplemented and amended hereby.
WHEN RECORDED, RETURN TO:
Joel O. Benson, Esq.
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202

     E. This instrument is to be recorded as a Mortgage and filed as a financing statement pursuant to the Uniform Commercial Code, and is intended to be effective as: (1) a Mortgage of the royalty interests and other real property described herein; (2) a financing statement covering minerals to be extracted from the properties described herein, accounts resulting from the sale and the proceeds thereof; and (3) a financing statement covering all other personal property included in the Supplemental Properties described herein.
Agreement
     NOW THEREFORE, in consideration of the sum of one dollar paid by the Trustee to the Trustor at the time of the execution and delivery of this Supplemental Mortgage, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor hereby agrees as follows:
     Trustor does hereby MORTGAGE, WARRANT, GRANT, BARGAIN, SELL, ASSIGN, TRANSFER, AND CONVEY unto Trustee, its successors and assigns, forever, the Supplemental Properties, with a power of sale subject to the terms of the Mortgage, for the benefit of the Beneficiary; to have and to hold the Supplemental Properties, together with all and singular the rights, privileges, contracts, and appurtenances now or hereafter at any time before the foreclosure or release hereof, in any way appertaining or belonging thereto, unto the Trustee and its substitutes or successors, forever, in trust, upon the terms and conditions herein set forth; and the Trustor hereby binds and obligates itself and its successors and assigns, to warrant and to defend, all and singular, title to the Supplemental Properties unto the Trustee, its substitutes or successors, forever, against the claims of any and all persons whomsoever claiming any part thereof.
     Trustor does hereby also grant to Trustee, its successors and assigns, for the benefit of the Beneficiary, a continuing security interest in, pledge over and assignment of, all portions of the Supplemental Properties constituting Personalty Collateral, and in all Proceeds thereof.
     This Supplemental Mortgage is executed, acknowledged, and delivered by Trustor, for the benefit of the Beneficiary, to secure and enforce the prompt and complete payment and performance of the Obligations. The Supplemental Properties are hereby incorporated into the Mortgage and the Supplemental Properties are included in, and form part of, the Collateral under the Mortgage. This Supplemental Mortgage forms part of, and is subject to the terms and conditions of, the Mortgage.
     1. Trustor hereby (a) remakes and restates each of its representations and warranties in the Mortgage, effective as of the date of this Supplemental Mortgage, which representations and warranties are incorporated herein by reference as if fully set forth herein, and (b) represents and warrants that (i) the description of the Supplemental Properties described in Exhibits A and B hereto is true, complete, and accurate in all respects, (ii) this Supplemental Mortgage has been duly authorized, executed, and delivered by Trustor, (iii) this Supplemental Mortgage is binding upon and enforceable against the Trustor in accordance with its terms, and (iv) no default or event of default, however defined, under the Mortgage or any agreement referenced therein, has occurred and is continuing or will occur as a result of the execution and delivery of this Supplemental Mortgage.
     2. This Supplemental Mortgage shall constitute a security agreement with respect to the personal property in which Trustee has been granted a security interest hereby, and shall constitute a financing statement pursuant to the Uniform Commercial Code to be filed in the real estate records of the respective counties in which the Supplemental Properties and Collateral are located.
     3. Trustor agrees that (a) this Supplemental Mortgage relates to and forms part of the Mortgage, (b) the Mortgage as amended and supplemented by this Supplemental Mortgage, is hereby ratified, approved, confirmed, and continued in each and every respect, and (c) the Mortgage remains in full force and effect in accordance with its terms. Nothing contained herein shall be construed or deemed to release, terminate, limit, or act as a novation of, in whole or in part, the Mortgage or any loan, promissory note, agreement, guaranty, lien, mortgage, deed, pledge, assignment, or grant of security interest granted pursuant thereto or associated therewith or of any right or interest of the Trustee in and to the Collateral, including the Supplemental Properties. All references to the Mortgage in any other agreement, document, or instrument shall hereafter be deemed to refer to the Mortgage as supplemented and amended hereby. The execution, delivery, and effectiveness of this Supplemental Mortgage shall not operate or be deemed to operate as a waiver of any rights, powers, or remedies of the Trustee under the Mortgage or any other agreement or constitute a waiver of any provision thereof.
     4. This Supplemental Mortgage shall be binding upon and inure to the benefit of the Trustor, the Trustee and the Beneficiary, and their respective successors and assigns, as permitted by the Mortgage.
     5. This Supplemental Mortgage, insofar as it pertains to Royalty Interests and Personalty Collateral located in the State of Nevada, shall be governed by the laws of Nevada. This Supplemental Mortgage, insofar as it constitutes a common law pledge with respect to the Collateral Account, shall be governed by the laws of New York. With respect to all other Collateral, this Mortgage shall be governed by the laws of the state in which the collateral is located.
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     IN WITNESS WHEREOF, the Trustor has duly executed and delivered this Supplemental Mortgage as of the date set forth below.
          Executed as of January 5, 2007.

TRUSTOR:

HIGH DESERT MINERAL RESOURCES, INC.

By:		/s/ Tony Jensen

	Name:	Tony Jensen

	Title:	President

ATTEST:

[Corporate Seal]

/s/ Karen Gross

Secretary (Name and Title)

STATE OF COLORADO	)
CITY AND	)	ss.
COUNTY OF DENVER	)
     On January 5, 2007 personally appeared before me, a notary public, Tony Jensen, the President of High Desert Mineral Resources, Inc., a Delaware corporation, who acknowledged that he executed the above instrument.
     Witness my hand and official seal.
     My commission expires           April 5, 2007          .

/s/ Linda L. Brown Notary Public
[Seal]